UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             February 18, 2011

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                          0-14690                   47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                         Number)          Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal					         (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On  February  18,  2011,  the Board of Directors (the  "Board")  of  Werner
Enterprises, Inc. (the "Company") approved several planned management changes described below. Each of these changes will become effective following the Company's annual stockholder meeting that is currently expected to be held on May 10, 2011.

Clarence L. (C.L.) Werner, age 73, a named executive officer of the Company, resigned as Chairman and executive officer. He will continue to be employed by the Company as Chairman Emeritus and to serve on the Board.

Gary L. Werner, age 53, will become Chairman, moving from his current role as Vice Chairman. Mr. Gary L. Werner intends to continue to serve on the Board.

Gregory L. Werner, age 51, will become Vice Chairman and will continue to hold the position of Chief Executive Officer. He will relinquish the title of President. Mr. Gregory L. Werner intends to continue to serve on the Board.

Derek J. Leathers, age 41, will become President and will continue to hold the position of Chief Operating Officer. Mr. Leathers has served as the Company's Chief Operating Officer since 2008 and as Senior Executive Vice President and President of Werner Global Logistics since 2006. Mr. Leathers joined the Company in 1999, became an officer of the Company in 2000 and previously served in the following officer positions during his tenure: (i) Vice President - Mexico Division, (ii) Vice President - International, (iii) Senior Vice President - International, (iv) Senior Vice President - Van Division and International, and (v) Executive Vice President - Van Division and International.

A copy of the press release announcing these planned changes is furnished as Exhibit 99.1 to this Form 8-K.

The press release furnished as Exhibit 99.1 to this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant's management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the year ended December 31, 2009. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as

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may  be  required  by  applicable securities  law.   Any  such  updates  or
revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99.1 Press release issued by the registrant on February 18, 2011, "Werner Enterprises Announces Planned Management Changes".

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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      February 18, 2011            By:  /s/ John J. Steele
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                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      February 18, 2011            By:  /s/ James L. Johnson
          -------------------                ------------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary